
SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Second Quarter FY2015
Earnings Conference Call
November 06, 2014
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2014

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RAND
LOGISTICS, INC.

Agenda



- **Introduction and Organizational Changes**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Ed Levy, Chief Executive Officer

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2015 Insights and Outlook**
  Ed Levy, Chief Executive Officer

Introduction and Organizational Changes
Laurence Levy



- **Changes to Board of Directors Effective November 20, 2014**
  - Michael Lundin to be appointed Non-Executive Chairman
  - Laurence Levy to be appointed Executive Vice Chairman
  - Jonathan Brodie not standing for reelection
  - Search underway for two new independent directors
- **Appointment of Ed Levy to Chief Executive Officer**
- **Retirement of Joe McHugh, Chief Financial Officer**

Business Environment and Operational Overview
Ed Levy



- **Continued Improvement in Vessel Reliability and Strong Customer Demand in Q2 FY 2015**
  - Operating income plus depreciation, amortization and loss on foreign exchange of $17.4 million, up 11.2%
  - Gains tempered by weakness in Canadian dollar
  - New business helping to rebalance commodity mix, leverage route network and improve trade pattern efficiencies
  - Modest contractual price increases
- **Sailing Days up 5.1%, or 65 days, related to bulk carriers and strong grain harvest**
  - Fleet utilization of 98% versus 93%
  - Delay time losses of 72 days (5.3% of Sailing Days) versus 93 days (7.2% of Sailing Days)
- **Benefitting from Higher Water Levels**
- **No Change to Demand Environment**

Q2 FY 2015 HIGHLIGHTS:	
Tonnage hauled:	+ 1.8%
Salt tonnage :	+39%
Aggregates tonnage:	-8%
Iron ore tonnage:	+59%
Freight and Related Revenue:	+7.3%
Sailing Days:	+5.1% / 65 days
Vessels Operated:	15
Fleet Utilization:	98%
Vessel operating costs/day:	+1.2%
Vessel margin/day :	$15,295
Op Income + D&A+loss on FX*	+14.1%

* Assuming constant currency

RAND LOGISTICS, INC.

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
$31,239
$18,309
$2,991
$1,810
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
LTM Sept 2014

	FY2009	FY2010	FY2011	FY2012	FY2013	FY2014	LTM Sept 2014
Sailing Days	3,148	3,143	3,338	3,721	3,922	4,166	4,107
# of Vessels	12	12	12	14	16	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview



Great Lakes Dry-Bulk Cargo Carriage – September YTD

(net tons in thousands)


Iron Ore
41,614
42,074
-3.2%
40,733
42,000
41,000
40,000
39,000
38,000
2013
YTD 5-Yr Average
2014


Limestone
20,500
20,000
19,500
19,000
18,500
19,925
20,148
-4.1%
19,320
2013
YTD 5-Yr Average
2014


Coal
16,979
18,968
-17.1%
15,725
20,000
15,000
10,000
5,000
0
2013
YTD 5-Yr Average
2014

Rand total tonnage for Sept YTD FY2015 decreased by 5.7% year-over-year.

RAND LOGISTICS, INC.

Business Environment and Operational Overview

Rand Tonnage by Cargo



Q2 FY2014
Aggregates
53.2%
Coal
13.6%
Ore
9.6%
Grain
9.1%
Salt
8.4%
Slag
3.1%
Pet Coke
1.2%
Coke
0.3%
Oxide
1.5%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide



Q2 FY2015
Aggregates
47.9%
Coal
11.5%
Ore
15.0%
Grain
9.6%
Salt
11.5%
Slag
1.0%
Pet Coke
1.4%
Coke
0.7%
Oxide
1.2%
Potash
0.2%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide
Potash

RAND LOGISTICS, INC.

Business Environment and Operational Overview



Rand Tonnage by Cargo


Sept YTD FY2014
Slag 2.1%
Pet Coke 1.0%
Oxide 0.8%
Coke 0.2%
Grain 8.9%
Salt 10.2%
Ore 10.0%
Coal 12.0%
Aggregates 54.8%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke


Sept YTD FY2015
Slag 1.2%
Pet Coke 1.4%
Potash 0.4%
Oxide 1.0%
Coke 0.7%
Grain 9.3%
Salt 12.6%
Ore 13.3%
Coal 11.9%
Aggregates 48.2%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Potash
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview



Key Metrics

Q2 FY2015 vs. Q2 FY2014

Sailing Days


1,600
1,200
800
400
0
1,286
5.1%
1,351
Q2 FY2014
Q2 FY2015

Marine Freight Revenue per Day


36,000
34,000
32,000
30,000
28,000
26,000
33,402
2.2%
34,124
Q2 FY2014
Q2 FY2015

Delay Days


120
80
40
0
93
-22.58%
72
Q2 FY2014
Q2 FY2015

- Our vessel utilization increased from 93% in Q2 FY2014 to 98% in Q2 FY2015 of the theoretical maximum of 1,380 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion, vessel mechanical delays and other varied delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 7.2% in Q2 FY2014 to 5.3% in Q2 FY2015.

Business Environment and Operational Overview



Key Metrics

Six Months Ended September 2013 vs. September 2014



Sailing Days
3,000
2,500
2,000
1,500
1,000
2,548
-2.3%
2,489
Sept YTD FY2014
Sept YTD FY2015



Marine Freight Revenue per Day
34,000
32,000
30,000
28,000
26,000
32,402
2.6%
33,232
Sept YTD FY2014
Sept YTD FY2015



Delay Days
250
200
150
100
50
0
222
-8.6%
203
Sept YTD FY2014
Sept YTD FY2015

- Our vessel utilization decreased from 93% for Sept. YTD FY2014 to 91% for Sept YTD FY2015 of the theoretical maximum of 2,745 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 8.7% for Sept. YTD FY2014 to 8.1% for Sept. YTD FY2015.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013
Sailing Days	1,351	1,286
Freight Revenue/Sailing Day	$34,124	$33,402
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,833	$18,680
G&A (in millions)	$3.3	$3.2
Average F/X Rate	$0.918 USD per CAD	$0.963 USD per CAD

RAND LOGISTICS, INC.

Financial Overview



	Six Months Ended September 30, 2014	Six Months Ended September 30, 2013
Sailing Days	2,489	2,548
Freight Revenue/Sailing Day	$33,232	$32,402
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,793	$18,803
Repairs and Maintenance Expenses/Sailing Day	$473	$367
G&A (in millions)	$6.2	$6.1
Average F/X Rate	$0.918 USD per CAD	$0.970 USD per CAD

RAND LOGISTICS, INC.

Financial Overview



Operating Income Plus Depreciation, Amortization and Loss/(Gain) on Foreign Exchange Bridge
Q2 FY2015 vs. Q2 FY2014
(U.S. Dollars In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$15.6
$2.3
$0.1
($0.4)
($0.2)
$17.4
Q2 FY2014 Actual
Vessel Margin
WW/Layup/Fitout
FX
Admin.
Q2 FY2015 Actual

RAND LOGISTICS, INC.

Financial Overview



Operating Income Plus Depreciation, Amortization and
Loss/(Gain) on Foreign Exchange Bridge
Sept YTD FY2015 vs. Sept YTD FY2014
(U.S. Dollars In Millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$27.6
$4.9
$0.5
($2.6)
($0.7)
($0.8)
($0.3)
$28.6
Sept YTD FY2014 Actual
May to Sep Vessel Margin
WinterWork
April Vessel Margin
FX
Layup/Fitout
Admin.
Sept YTD FY2015 Actual

RAND LOGISTICS, INC.

Financial Overview



Operating Income Plus Depreciation and Amortization plus loss/(gain) on foreign exchange*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
FY15 Q2
Trailing Four Quarters Operating Income plus Depreciation and Amortization plus loss/(gain) on foreign exchange

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Non-GAAP Financial Measure/Financial Tables
(U.S. Dollars 000's except per day statistics)



	FY2015 - Q2						
	FY2015 Actual	FY2014 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease) [1]	
			Change $	Change %	Change $	Change $	Change %
Average Fx Rate	0.918	0.963					
Sailing Days	1,351	1,286	65	5.1%			
Financial Highlights (US$ '000s)							
Freight and related revenue	$46,102	$42,955	$3,147	7.3%	-$1,185	$4,332	10.1%
Total Revenue	$54,270	$50,541	$3,729	7.4%	-$1,460	$5,189	10.3%
Vessel Margin	$20,663	$18,815	$1,848	9.8%	-$530	$2,378	12.6%
General & Admin Expense	$3,299	$3,195	$104	3.3%	-$76	$180	5.6%
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss (gain) on foreign exchange [2]	$17,364	$15,620	$1,744	11.2%	-$454	$2,198	14.1%
Per Day Statistics							
Freight and related revenue/Day	$34,124	$33,402	$722	2.2%	-$878	$1,600	4.8%
Total Revenue/Day	$40,170	$39,301	$869	2.2%	-$1,081	$1,950	5.0%
Vessel Margin/Day	$15,295	$14,631	$664	4.5%	-$393	$1,057	7.2%

Non-GAAP Reconciliation (US$ '000s)		
Vessel margin	$20,663	$18,815
General & Admin Expense	$3,299	$3,195
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss (gain) on foreign exchange	$17,364	$15,620
Loss/(gain) on foreign exchange [2]	$1,261	-$3
Depreciation, Amortization of Drydock & Intangibles	$5,857	$5,423
Operating Income	$10,246	$10,200

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Loss/(gain) on foreign exchange during the three month period ended September 30, 2014 was primarily a non-cash loss on translation of approximately $34.2 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

RAND LOGISTICS, INC.

Non-GAAP Financial Measure/Financial Tables
(U.S. Dollars 000's except per day statistics)



FY2015 - Sept 2014 YTD

	FY2015 Actual	FY2014 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease) [1]	
			Change $	Change %	Change $	Change $	Change %
Average FX Rate	0.918	0.970					
Sailing Days	2,489	2,548	(59)	-2.3%			
Financial Highlights (US$ '000s)							
Freight and related revenue	$82,715	$82,560	$155	0.2%	-$2,424	$2,579	3.1%
Total Revenue	$97,579	$98,942	-$1,363	-1.4%	-$2,983	$1,620	1.6%
Vessel Margin	$56,765	$55,718	$1,047	1.9%	-$935	$1,982	3.6%
General & Admin Expense	$6,199	$6,076	$123	2.0%	-$178	$301	5.0%
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss on foreign exchange [2]	$28,564	$27,640	$924	3.3%	-$757	$1,681	6.1%
Per Day Statistics							
Freight and related revenue/Day	$33,232	$32,402	$830	2.6%	-$974	$1,804	5.6%
Total Revenue/Day	$39,204	$38,831	$373	1.0%	-$1,198	$1,571	4.0%
Vessel Margin/Day	$15,987	$15,252	$734	5.5%	-$578	$1,110	8.4%

Non-GAAP Reconciliation (US$ '000s)		
Vessel margin	$56,765	$55,718
General & Admin Expense	$6,199	$6,076
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss on foreign exchange [2]	$28,564	$27,640
Loss on foreign exchange	$463	$60
Depreciation, Amortization of Drydock & Intangibles	$11,698	$10,888
Operating income	**$16,403**	**$16,692**

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Our results for the six month period ended September 30, 2014 reflect the effects of the harshest winter experienced on the Great Lakes in approximately thirty years and the resultant late start of the 2014 sailing season. Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss on foreign exchange was $5.0 million lower in April 2014 than in April 2015.

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook
Ed Levy



- No Change in Demand Anticipated for the 2015 Sailing Season
  - New business already awarded
  - Only 10% of tonnage under contract expiring
  - No single contract more than 2% of total tonnage
- 17th Vessel On Schedule and On Budget
  - Introduction anticipated during second half of calendar 2015
- Contractual Price Increases Anticipated
- Improvement in Operational Metrics should be a Continued Catalyst for Growth

RAND LOGISTICS, INC.